ALL STAR
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Liberty All-Star® Equity Fund

PASS AND STOW

1st Quarter Report | March 31, 2024

Liberty All-Star® Equity Fund

Period Ended March 31, 2024 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$7.21
Market Price	$7.15
Discount	-0.8%

1st Quarter 2024
Distribution*	$0.17
Market Price Trading Range	$6.26 to $7.16
Discount Range	-0.1% to -5.8%

Performance
Shares Valued at NAV with Dividends Reinvested	9.56%
Shares Valued at Market Price with Dividends Reinvested	14.95%
Dow Jones Industrial Average	6.14%
Lipper Large-Cap Core Mutual Fund Average	10.77%
NASDAQ Composite Index	9.31%
S&P 500® Index	10.56%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2024.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal. Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the President’s letter reflect the views of the President as of April 2024 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2024

Cooling inflation, broad-based economic strength and corporate earnings that generally topped expectations—boosted by investor enthusiasm for artificial intelligence (AI)—propelled stocks to record highs in the first quarter of 2024. The period was also the S&P 500® Index’s best opening three months since 2019.

Posting 22 record highs during the quarter, the S&P 500® Index returned 10.56 percent. The Dow Jones Industrial Average (DJIA) also rose to new heights, surpassing the 39000 level and returning 6.14 percent. Likewise, the NASDAQ Composite posted multiple new highs during the period and returned 9.31 percent.

One—and perhaps the only—significant counterweight to the market’s momentum was the Federal Reserve’s stance on interest rates. As data showed inflation stable but not approaching the Fed’s target 2.0 percent annual rate, policy makers left short-term interest rates unchanged over the quarter. After the Fed’s March meeting Chair Jerome Powell said the Fed still projected three rate cuts in 2024, but only if warranted by data. Markets reacted positively, as investors came to believe that the Fed would start trimming rates in June.

The economy built on 2023’s momentum. Reported in January, 4Q23 GDP exceeded forecasts by coming in at a 3.3 percent annual rate (later revised to 3.4 percent). For full-year 2023, the economy expanded at a 2.5 percent rate. Although disappointed that rate reductions by the Fed would not be forthcoming as early as hoped, some investors felt that inflation could remain above target as long as U.S. economic growth held. A sample of other data reported during the first quarter highlights the overall strength of the economy:

•	The U.S. added 256,000 jobs in January and 270,000 in February, exceeding most estimates. (After the quarter closed, data showed that the U.S. added 303,000 jobs in March, 50 percent above estimates.)
•	Real consumer spending rose a robust 0.4 percent in February versus an estimate of 0.1 percent.
•	Existing home sales jumped 9.5 percent in February compared to the previous month, reaching the fastest pace in a year while the median sales price reached an all-time high for the month.
•	Consumer confidence, as measured by the University of Michigan consumer sentiment survey, climbed to the highest level since July 2021.

Stocks actually got off to a sluggish start for the year, falling over the first few trading sessions. The pause was attributed to profit-taking after the strong run-up in November and December and a back-up in interest rates as investors came to believe a Fed rate reduction was not imminent.

Optimism prevailed, however, as the S&P 500® closed January with a gain of 1.68 percent. Technology stocks resumed market leadership and, as noted, corporate earnings reports were strong. NVIDIA, the acknowledged leader in graphics chips for the AI market, capped earnings season with its February 21 report of soaring sales and profits and an optimistic outlook. The stock gained 82.46 percent for the quarter and was the top performer in the S&P 500®. February was the strongest month of the quarter for the index, returning 5.34 percent.

At the same time, however, some stocks in the “Magnificent Seven” were not as impregnable as in previous quarters. Apple and Tesla both declined and Alphabet encountered a difficult stretch at mid-quarter. Still, the other four stocks (Amazon, Meta Platforms, Microsoft and NVIDIA) accounted for more than 46 percent of the S&P 500® Index’s first quarter return.

First Quarter Report (Unaudited) | March 31, 2024	1

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Growth stocks outperformed their value counterparts during the first quarter. The broad market Russell 3000® Growth Index returned 11.23 percent versus 8.62 percent for the corresponding value index. While this continued the growth-over-value performance seen in 2023, the gap between the two styles’ performance narrowed for the quarter.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund posted strong results for the first quarter, returning 9.56 percent when shares are valued at net asset value (NAV) with dividends reinvested and 14.95 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.)

The NAV return was modestly lower than that of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 10.77 percent, as well as the 10.56 percent return of the S&P 500®. The NAV return was well ahead of the DJIA’s return and slightly higher than the NASDAQ Composite. When measured by market price, the Fund’s 14.95 percent return exceeded all relevant indices in a range of roughly four to almost nine percentage points.

Coming off a good fourth quarter, the Fund maintained its momentum entering 2024. The market held onto the greater breadth seen in 4Q23 and the Fund benefited from its greater diversification. For the quarter five of 11 S&P sectors outperformed the index return—two more than in full-year 2023. As noted, the gap of growth stocks outperforming value stocks was more muted in the quarter, which also helped the Fund. Underweight allocations to communication services and information technology detracted from the Fund’s return, but an overweight to financials helped.

During the first quarter the discount range at which Fund shares traded relative to their underlying NAV narrowed to -0.1 percent to -5.8 percent, ending the quarter at -0.8 percent. The discount last quarter ended at -5.5 percent, with shares trading in a range of 0.7 percent to -6.3 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $30.46 per share for a total of more than $3.6 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are gratified with Fund performance in the first quarter, especially the strong market price return of almost 15 percent. The broader market was a positive contributor for our well-diversified Fund as history shows that the Fund usually outperforms in the kind of broader market environment that we have experienced over the past two quarters. Thus, going forward we will hope for a market in which more stocks participate but we do so with the confidence of knowing that the Fund has performed well over many years and under many market conditions.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

2	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Equity Fund	Rights Offerings and Tax Credits
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]

1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024
1st Quarter	0.17
Total	$30.46

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

First Quarter Report (Unaudited) | March 31, 2024	3

Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy
(Unaudited)

The following are the largest ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2024.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/24
Purchases
CVS Health Corp.	142,888	142,888
Dollar General Corp.	66,338	146,080
Humana, Inc.	22,064	22,064
Lowe's Companies, Inc.	35,328	35,328
Meta Platforms, Inc.	25,947	25,947
Pfizer, Inc.	249,181	325,633
Quest Diagnostics, Inc.	88,899	88,899
TotalEnergies SE	129,992	129,992
Waste Management, Inc.	40,784	40,784

Sales
Cardinal Health, Inc.	(52,166)	0
General Electric Co.	(41,112)	0
Micron Technology, Inc.	(64,524)	132,941
NVIDIA Corp.	(16,541)	67,151
Phillips 66	(61,100)	0
SAP SE	(60,559)	0
SYSCO Corp.	(94,500)	147,191
Wabtec Corp.	(59,018)	26,645

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
March 31, 2024 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	3.80%
NVIDIA Corp.	3.01
Alphabet, Inc.	2.98
Amazon.com, Inc.	2.66
UnitedHealth Group, Inc.	2.00
Visa, Inc.	1.94
ServiceNow, Inc.	1.76
S&P Global, Inc.	1.33
Charles Schwab Corp.	1.33
Salesforce, Inc.	1.28
Danaher Corp.	1.27
Capital One Financial Corp.	1.24
Sony Group Corp.	1.14
Ecolab, Inc.	1.14
Dollar General Corp.	1.13
Ferguson PLC	1.11
Autodesk, Inc.	1.08
Adobe, Inc.	1.02
Berkshire Hathaway, Inc.	0.98
Citigroup, Inc.	0.92
33.12%

Economic Sectors*	Percent of Net Assets
Financials	20.89%
Information Technology	20.62
Health Care	14.02
Consumer Discretionary	12.20
Industrials	8.07
Communication Services	6.02
Materials	5.69
Consumer Staples	5.20
Energy	1.96
Real Estate	1.45
Utilities	1.26
Other Net Assets	2.62
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2024	5

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE

VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2024 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	30	43	29	30	148*	503
Percent of Holdings in Top 10	40%	48%	34%	45%	57%	22%	32%
Weighted Average Market Capitalization (billions)	$85	$222	$240	$623	$933	$428	$809
Average Five-Year Earnings Per Share Growth	7%	9%	11%	16%	18%	12%	15%
Dividend Yield	2.5%	1.2%	1.7%	0.7%	0.4%	1.3%	1.4%
Price/Earnings Ratio**	16x	22x	23x	37x	45x	26x	27x
Price/Book Value Ratio	1.6x	3.7x	3.3x	7.2x	7.1x	3.4x	4.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.38%)
COMMUNICATION SERVICES (6.02%)
Entertainment (0.96%)
Netflix, Inc.(a)	20,352	$12,360,380
Walt Disney Co.	56,586	6,923,863
		19,284,243
Interactive Media & Services (3.60%)
Alphabet, Inc., Class A(a)	134,470	20,295,557
Alphabet, Inc., Class C(a)	260,384	39,646,068
Meta Platforms, Inc., Class A	25,947	12,599,344
		72,540,969
Media (1.46%)
Charter Communications, Inc., Class A(a)	37,324	10,847,474
Omnicom Group, Inc.	115,075	11,134,657
Trade Desk, Inc., Class A(a)	86,065	7,523,803
		29,505,934
CONSUMER DISCRETIONARY (12.20%)
Automobile Components (1.72%)
Cie Generale des Etablissements Michelin SCA(b)(c)	420,100	8,049,116
Lear Corp.	109,726	15,897,103
Magna International, Inc., Class A(c)	194,419	10,591,947
		34,538,166
Broadline Retail (2.66%)
Amazon.com, Inc.(a)	296,893	53,553,559

Entertainment (1.14%)
Sony Group Corp.(b)(c)	268,330	23,006,614

Hotels, Restaurants & Leisure (2.04%)
Booking Holdings, Inc.	4,573	16,590,295
Starbucks Corp.	122,436	11,189,426
Yum! Brands, Inc.	96,347	13,358,512
		41,138,233
Household Durables (1.07%)
Lennar Corp., Class A	89,000	15,306,220
Newell Brands, Inc.	783,352	6,290,317
		21,596,537
Specialty Retail (2.68%)
CarMax, Inc.(a)	189,238	16,484,522
Home Depot, Inc.	24,975	9,580,410
Lowe's Cos., Inc.	35,328	8,999,101
O'Reilly Automotive, Inc.(a)	6,393	7,216,930

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2024	7

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	48,411	$4,909,844
Ulta Beauty, Inc.	12,955	6,773,910
		53,964,717
Textiles, Apparel & Luxury Goods (0.89%)
Gildan Activewear, Inc.	156,730	5,819,385
NIKE, Inc., Class B	44,034	4,138,316
PVH Corp.	56,548	7,951,214
		17,908,915
CONSUMER STAPLES (5.20%)
Beverages (0.79%)
Coca-Cola Co.	141,100	8,632,498
Constellation Brands, Inc., Class A	26,700	7,255,992
		15,888,490
Consumer Staples Distribution & Retail (1.76%)
Costco Wholesale Corp.	18,413	13,489,916
Dollar Tree, Inc.(a)	74,772	9,955,892
SYSCO Corp.	147,191	11,948,965
		35,394,773
Food Products (0.50%)
Tyson Foods, Inc., Class A	172,180	10,112,131

Household Products (0.40%)
Procter & Gamble Co.	49,400	8,015,150

Multiline Retail (1.13%)
Dollar General Corp.	146,080	22,797,245

Personal Care Products (0.62%)
Unilever PLC(b)	247,719	12,433,017

ENERGY (1.96%)
Energy Equipment & Services (0.62%)
NOV, Inc.	316,776	6,183,467
Schlumberger NV	116,865	6,405,371
		12,588,838
Oil, Gas & Consumable Fuels (1.34%)
Coterra Energy, Inc.	320,800	8,943,904
Shell PLC(b)	134,846	9,040,076
TotalEnergies SE(b)(c)	129,992	8,947,349
		26,931,329

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (20.89%)
Banks (4.51%)
Bank of America Corp.	343,426	$13,022,714
Citigroup, Inc.	292,523	18,499,154
Commerce Bancshares, Inc.	77,395	4,117,414
Cullen/Frost Bankers, Inc.	54,900	6,180,093
JPMorgan Chase & Co.	48,965	9,807,689
Mitsubishi UFJ Financial Group, Inc.(b)(c)	662,800	6,780,444
PNC Financial Services Group, Inc.	45,800	7,401,280
U.S. Bancorp	204,301	9,132,255
Wells Fargo & Co.	273,001	15,823,138
		90,764,181
Capital Markets (6.03%)
Ameriprise Financial, Inc.	28,600	12,539,384
BlackRock, Inc.	9,656	8,050,207
Blackstone Group LP	70,600	9,274,722
Charles Schwab Corp.	369,130	26,702,864
Goldman Sachs Group, Inc.	16,458	6,874,342
MSCI, Inc.	23,530	13,187,388
Northern Trust Corp.	119,642	10,638,567
S&P Global, Inc.	62,830	26,731,024
UBS Group AG	242,844	7,460,168
		121,458,666
Consumer Finance (1.83%)
American Express Co.	52,531	11,960,783
Capital One Financial Corp.	167,718	24,971,533
		36,932,316
Financial Services (5.66%)
Berkshire Hathaway, Inc., Class B(a)	46,789	19,675,710
Corpay, Inc.(a)	33,067	10,202,492
Equitable Holdings, Inc.	371,413	14,117,408
Global Payments, Inc.	73,172	9,780,170
Mastercard, Inc., Class A	29,977	14,436,024
Visa, Inc., Class A	139,860	39,032,129
Voya Financial, Inc.	92,584	6,843,809
		114,087,742
Insurance (2.86%)
American International Group, Inc.	85,780	6,705,423
Aon PLC, Class A	42,427	14,158,738
Arch Capital Group, Ltd.(a)	98,389	9,095,079
MetLife, Inc.	205,815	15,252,950

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2024	9

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	60,112	$12,432,364
		57,644,554
HEALTH CARE (14.02%)
Biotechnology (0.47%)
Amgen, Inc.	33,500	9,524,720

Health Care Equipment & Supplies (4.14%)
Alcon, Inc.	100,500	8,370,645
Baxter International, Inc.	380,684	16,270,434
Boston Scientific Corp.(a)	146,269	10,017,964
Dexcom, Inc.(a)	66,042	9,160,025
Intuitive Surgical, Inc.(a)	24,535	9,791,673
Koninklijke Philips NV(c)	405,046	8,100,920
Medtronic PLC	168,422	14,677,977
Smith & Nephew PLC(b)(c)	278,538	7,063,724
		83,453,362
Health Care Providers & Services (4.35%)
CVS Health Corp.	142,888	11,396,747
Fresenius Medical Care AG(b)	854,142	16,467,858
Humana, Inc.	22,064	7,650,030
Quest Diagnostics, Inc.	88,899	11,833,346
UnitedHealth Group, Inc.	81,562	40,348,721
		87,696,702
Life Sciences Tools & Services (2.44%)
Danaher Corp.	102,726	25,652,737
IQVIA Holdings, Inc.(a)	39,883	10,086,012
Thermo Fisher Scientific, Inc.	22,908	13,314,358
		49,053,107
Pharmaceuticals (2.62%)
Bristol-Myers Squibb Co.	171,240	9,286,345
Merck & Co., Inc.	78,500	10,358,075
Novo Nordisk A/S(b)	114,323	14,679,073
Pfizer, Inc.	325,633	9,036,316
Zoetis, Inc.	55,574	9,403,677
		52,763,486
INDUSTRIALS (8.07%)
Aerospace & Defense (0.41%)
General Dynamics Corp.	29,400	8,305,206

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (2.31%)
Carlisle Cos., Inc.	40,984	$16,059,580
Carrier Global Corp.	218,598	12,707,102
Masco Corp.	225,229	17,766,064
		46,532,746
Commercial Services & Supplies (0.89%)
Veralto Corp.	12,100	1,072,786
Waste Connections, Inc.	46,889	8,065,377
Waste Management, Inc.	40,784	8,693,109
		17,831,272
Electrical Equipment (0.33%)
Eaton Corp. PLC	21,476	6,715,116

Ground Transportation (0.80%)
Canadian Pacific Kansas City, Ltd.	182,579	16,097,990

Industrial Conglomerates (0.40%)
Honeywell International, Inc.	39,000	8,004,750

Machinery (1.82%)
Oshkosh Corp.	53,600	6,684,456
Parker-Hannifin Corp.	28,900	16,062,331
Wabtec Corp.	26,645	3,881,644
Xylem, Inc.	77,000	9,951,480
		36,579,911
Trading Companies & Distributors (1.11%)
Ferguson PLC	102,590	22,408,734

INFORMATION TECHNOLOGY (20.62%)
Electronic Equipment & Instruments (0.37%)
TE Connectivity Ltd.	51,086	7,419,731

Electronic Equipment, Instruments & Components	(0.86%)
CDW Corp.	37,838	9,678,204
Teledyne Technologies, Inc.(a)	18,026	7,738,922
		17,417,126
IT Services (1.46%)
Amdocs, Ltd.	67,795	6,126,634
Cognizant Technology Solutions Corp., Class A	157,262	11,525,732
Gartner, Inc.	17,509	8,346,015

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2024	11

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (continued)
Snowflake, Inc., Class A(a)	20,716	$3,347,706
		29,346,087
Semiconductors & Semiconductor Equipment (6.02%)
ASML Holding N.V.	12,571	12,199,778
Microchip Technology, Inc.	127,800	11,464,938
Micron Technology, Inc.	132,941	15,672,414
NVIDIA Corp.	67,151	60,674,958
QUALCOMM, Inc.	66,400	11,241,520
Skyworks Solutions, Inc.	92,174	9,984,288
		121,237,896
Software (11.91%)
Adobe, Inc.(a)	40,777	20,576,074
ANSYS, Inc.(a)	31,000	10,761,960
Autodesk, Inc.(a)	83,725	21,803,664
Crowdstrike Holdings, Inc., Class A(a)	40,846	13,094,819
Intuit, Inc.	19,951	12,968,150
Microsoft Corp.	181,873	76,517,609
Palo Alto Networks, Inc.(a)	30,809	8,753,761
Salesforce, Inc.	85,584	25,776,189
ServiceNow, Inc.(a)	46,482	35,437,877
Workday, Inc., Class A(a)	52,108	14,212,457
		239,902,560
MATERIALS (5.69%)
Chemicals (3.59%)
Corteva, Inc.	213,500	12,312,545
Dow, Inc.	299,505	17,350,324
Ecolab, Inc.	99,571	22,990,944
RPM International, Inc.	77,800	9,254,310
Sherwin-Williams Co.	30,190	10,485,893
		72,394,016
Construction Materials (0.73%)
Martin Marietta Materials, Inc.	24,000	14,734,560

Containers & Packaging (1.37%)
Avery Dennison Corp.	78,934	17,622,016
Ball Corp.	146,405	9,861,841
		27,483,857

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (1.45%)
Residential REITs (0.31%)
Equity LifeStyle Properties, Inc.	95,600	$6,156,640

Specialized REITs (1.14%)
American Tower Corp.	41,989	8,296,607
Crown Castle, Inc.	53,500	5,661,905
Equinix, Inc.	10,958	9,043,966
		23,002,478
UTILITIES (1.26%)
Electric Utilities (0.82%)
Edison International	143,112	10,122,312
Xcel Energy, Inc.	118,000	6,342,500
		16,464,812
Gas Utilities (0.44%)
Atmos Energy Corp.	75,000	8,915,250

TOTAL COMMON STOCKS
(COST OF $1,466,300,190)		1,961,528,434

SHORT TERM INVESTMENTS (4.71%)
MONEY MARKET FUND (2.55%)
State Street Institutional US Government Money Market Fund, Premier Class, 5.27%(d)

(COST OF $51,454,736)	51,454,736	51,454,736

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (2.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%
(COST OF $43,507,593)	43,507,593	43,507,593

TOTAL SHORT TERM INVESTMENTS
(COST OF $94,962,329)		94,962,329

TOTAL INVESTMENTS (102.09%)
(COST OF $1,561,262,519)		2,056,490,763

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2024	13

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2024 (Unaudited)

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.09%)	(42,129,176)

NET ASSETS (100.00%)	$2,014,361,586

NET ASSET VALUE PER SHARE
(279,557,588 SHARES OUTSTANDING)	$7.21

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $60,699,910.
(d)	Rate reflects seven-day effective yield on March 31, 2024.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2024 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2024, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

First Quarter Report (Unaudited) | March 31, 2024	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2024 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2024:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$60,699,910	$43,507,593	$18,830,662	$62,338,255

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2024 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,961,528,434	$–	$–	$1,961,528,434
Short Term Investments	94,962,329	–	–	94,962,329
Total	$2,056,490,763	$–	$–	$2,056,490,763

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2024	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2024 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Equity Fund	and Market Indices
(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2024	19

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

USA LISTED NYSE

Liberty All-Star® Equity Fund

ALL-STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.